SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           FORM 8-K


                        CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported)
                          April 1, 1998



        THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
       (Exact name of Registrant as specified in its Charter)



  Delaware                    0-23323              36-4153491
(State or other       (Commission File Number)   (IRS Employer
jurisdiction of                                   Identification
incorporation)                                    Number)



2900 Texas Avenue, Bryan, Texas                       77802
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:(409)779-2900




                               N/A
  (Former name or former address, if changed since last report)

Item  5.  Other Events


     This report is filed in  accordance with Release No.34-9072 (February 10,
1971) to reflect the status of the Registrant as a successor issuer, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 (the
"1934  Act"), to First Federal   Savings  Bank,   Bryan,  Texas, ("First
Federal"),  a federally  chartered bank.   First Federal's  Common  Stock  was
heretofore registered under the 1934 Act pursuant to Section 12(g) thereof and First Federal filed periodic reports with the Office of Thrift Supervision ("OTS") pursuant to Section 12(i) of the 1934 Act.

     The reorganization of the Registrant and First Federal into a holding company structure (the "Reorganization") was completed on April 1, 1998. On the effective date of the Reorganization, First Federal became a wholly-owned subsidiary of the Registrant and each share of the Common Stock, par value
$.01  per share, became owned by the Registrant.   The periodic reports and
other 1934 Act obligations of the Registrant will be filed with and administered by the Securities and Exchange Commission rather then the OTS.

     For further information with respect to the Reorganization and the parties thereto, reference is made to the Restated Agreement and Plan of Merger and the Registrant's Certificate of Incorporation, which are contained in the Registrant's Proxy Statement/Prospectus dated November 14,
1997 (File No.333-28205) filed  with  the   Commission  on  November  14,
1997   in  the Registrant's Registration Statement on Form S-4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)     Exhibits

             Exhibit 2   Restated Agreement and Plan of Merger,
                         dated November 14, 1997.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           THE BRYAN-COLLEGE STATION
                           FINANCIAL HOLDING COMPANY



Date: April 8, 1998        By: /s/ J. Stanley Stephen

                           J. Stanley Stephen
                           President and Chief Executive Officer

                            Exhibit 2

                                                       EXHIBIT 2
             RESTATED AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), is made and entered
into  by  and   among  FIRST  FEDERAL  SAVINGS  BANK,  a federally-chartered capital stock thrift institution ("First Federal"), NEW FIRST FEDERAL SAVINGS BANK, a federally-chartered capital stock thrift institution in the process of organization ("New Bank"), the sole stockholder of the Holding Company, J. Stanley Stephen (the "Holding Company Stockholder") and THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY, a Delaware business corporation (the "Holding Company"), effective as of the date executed by all of the parties.


                           WITNESSETH:

     WHEREAS, First Federal is a capital stock thrift institution duly organized and existing under the laws of the United States of America and having its principal office in Bryan, Texas, with authorized capital stock consisting of three million shares of common stock, par value $.01 per share ("First Federal Common Stock"), of which 239,612 shares are issued and outstanding, and one million shares of serial preferred stock (First
Federal Preferred  Stock),  of   which  87,263   shares  are  issued  and
outstanding;

     WHEREAS, New Bank is a capital stock thrift institution in the process of organization under the laws of the United States of America, which is proposed to be a subsidiary of the Holding Company and to have authorized capital stock consisting of one million shares of common stock, par value $.01 per share ("New Bank Stock");

     WHEREAS, the Holding Company is a capital stock corporation duly organized and existing under the laws of Delaware, with authorized capital stock consisting of three million shares of common stock, par value $.01 per share ("Holding Company Common Stock") of which one share is issued and outstanding, and one million shares serial preferred stock, of which no shares are issued and outstanding;

     WHEREAS, the Holding Company has issued one share of its common stock to the Holding Company Stockholder in return for $10.00 cash consideration;

     WHEREAS, the Holding Company proposes to purchase one share of the common stock of New Bank for $10.00;

     WHEREAS, it is the desire of the parties to this Agreement to adopt a plan of reorganization providing for the formation of a thrift institution holding company; and

     WHEREAS, a majority of the respective Boards of Directors of First Federal, New Bank, and the Holding Company have approved and authorized the execution of this Agreement pursuant to which the plan of reorganization, including the merger of New Bank into First Federal, will be implemented;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and in order to prescribe the plan of reorganization and merger, including its terms and conditions, the mode of carrying the same into effect, the manner and basis of stockholders of First Federal exchanging their First Federal Common Stock for Holding Company Common Stock or selling their First Federal Common Stock and such other details and provisions as are deemed necessary or proper, the parties hereby agree as follows:


                            ARTICLE I

                    MERGER AND REORGANIZATION

      1.1 Subject to the conditions hereinafter set forth, New Bank shall be merged into First Federal under the Charter of First Federal at the Effective Date (as defined in Article XI hereof) of the merger (the
"Merger").   The  Merger shall be effected  pursuant  to  the  provisions  of, and with the effect provided in, the applicable provisions of the laws of the United States of America and the Rules and Regulations of the Office of Thrift Supervision.

      1.2 On the Effective Date, the resulting thrift institution in the Merger shall be First Federal (hereinafter referred to as the "Surviving Institution" whenever reference is made to it as of the Effective Date of the Merger or thereafter) which will continue to operate as a thrift institution under its present name as "First Federal Savings Bank." The Charter and Bylaws of First Federal in effect on the Effective Date shall be the Charter and Bylaws of the Surviving Institution. The established offices and facilities of First Federal immediately prior to the Merger shall become the established offices and facilities of the Surviving
Institution.   The locations of the home  office  and any other  offices of the Surviving Institution are set forth in Schedule A attached hereto.

      1.3 On the Effective Date of the Merger, New Bank shall cease to exist separately and shall be merged with and into First Federal in accordance with the provisions of this Agreement and Plan of Merger and in accordance with the provisions of applicable laws, rules and regulations, and all of the assets and property of every kind and character, real, personal and mixed, tangible and intangible, choses in action, rights and credits then owned by New Bank or which would inure to it, shall immediately, by operation of law and without any conveyance or transfer and without any further act or deed, be vested in and become the property of the Surviving Institution, which shall have, hold and enjoy the same in its own right as fully and to the same extent as the same were possessed, held and enjoyed by New Bank prior to such Merger. The Surviving Institution shall be deemed to be and shall be a continuation of the entity and identity of New Bank and First Federal and all of the rights and obligations of New Bank and First Federal shall remain unimpaired and the Surviving Institution, on the Effective Date of such Merger, shall succeed to all such rights and obligations and the duties and liabilities connected therewith on such Effective Date.

      1.4 On the Effective Date of the Merger, there will be no holders of deposit accounts, transaction accounts, savings accounts or certificates of deposit issued by New Bank. Holders of deposit accounts, transaction accounts, savings accounts or certificates of deposit of First Federal as of the Effective Date of the Merger shall continue to be holders of the same interest of the Surviving Institution without change as to withdrawal value or other rights. No existing deposit
                                2
account,  transaction account, savings  account or certificate of deposit
holder shall  have  any  of  his  rights   impaired  by virtue  of  the
Merger contemplated hereby.

      1.5    The   directors  and   officers  of   the  Surviving Institution
on the Effective Date shall be those  persons who are directors   and
officers,   respectively,   of   First  Federal immediately before the
Effective Date.   Information with respect to  the  directors  of the
Surviving Institution is set forth in Schedule  B  attached  hereto.   The
committees of the Board of Directors of the Surviving Institution on the Effective Date shall be the same as, and shall be composed of the same persons who were serving on, committees appointed by the Board of Directors of First Federal as they exist immediately before the Effective
Date.    The committees,  if  any,  of officers of the Surviving Institution on the Effective Date shall be the same as, and shall be composed of the same officers who were serving on, the committees of officers of First Federal as they exist immediately before the Effective Date.

      1.6 Except as expressly prohibited by applicable laws, all corporate acts, plans, policies, applications, agreements, orders, registrations, licenses, approvals and authorizations of First Federal and New Bank, their respective stockholders, Boards of Directors, committees elected or appointed by their Boards of Directors, and their respective officers and agents, which were valid and effective immediately before the Effective Date, shall be taken for all purposes at and after the Effective Date as the acts, plans and policies, applications, agreements, orders, registrations, licenses, approvals and authorizations of the Surviving Institution and shall be as effective and binding thereon as the same were with respect to First Federal and New Bank immediately before the Effective Date.

                            ARTICLE II

        CONVERSION, EXCHANGE AND CANCELLATION OF SHARES

      2.1 Conversion of First Federal Common Stock. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the Holding Company, First Federal or any other party to the Agreement, First Federal Common Stock issued and outstanding immediately prior to the Effective Date shall cease to be outstanding and shall, subject to the provisions of Sections 2.2 and 2.3 hereof, be converted into and become the right to receive either:

             (a) such number of shares of Holding Company Common
                 Stock equal to the product of 2.5 multiplied by the number of shares of First Federal Common Stock to be converted ("Stock Distribution");

             (b) an  amount  in  cash  equal to $24.07 per share
                 (the "Cash Distribution"),

as the holder thereof shall elect or be deemed to have elected as provided  in
Section 2.2 of this Agreement (the aggregate of the Cash Distributions and the Stock Distributions payable or issuable pursuant to the Merger is sometimes hereinafter referred to as the "Merger Consideration"); provided, however, that any shares of First Federal Common Stock held by First Federal, other than in a fiduciary capacity or as a result of debts previously contracted, shall be canceled and shall not be exchanged for the Merger Consideration.

      2.2  Election Procedures.

           (a) An election form and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing First Federal Common Stock shall pass, only upon proper delivery of such certificates to the exchange agent designated by Holding Company, or to the Holding Company in its capacity as exchange agent, as determined by the Holding Company (the "Exchange Agent"), in such form as First Federal and the Holding Company shall mutually agree ("Election Form") shall be mailed approximately 25 days prior to the anticipated Effective Date or on such other date as First Federal and the Holding Company shall mutually agree (the "Mailing Date") to each holder of record of First Federal Common Stock as of five business days prior to the Mailing Date ("Election Form Record Date").

           (b) Each Election Form shall specify the amount of Merger Consideration receivable for each share of First Federal Common Stock in the Cash Distribution and the Stock Distribution and shall permit a holder to elect to receive, as provided in Section 2.2 of this Agreement, (i) the Stock Distribution for all of his shares (in which case, such holder's shares shall be deemed to be and shall be referred to herein as "Stock Election Shares"), (ii) the Cash Distribution for certain designated shares (in which case, such holder's shares so designated shall be deemed to be and shall be referred to herein as "Cash Election Shares") with the remaining shares being converted to the Stock Distribution as Stock Election Shares, or (iii) the Cash Distribution for all of his shares.

           (c) Any shares of First Federal Common Stock with respect to which the holder thereof shall not, as of the Election Deadline (as defined below), have made an election to receive either the Cash Distribution or the Stock Distribution (such holder's shares being deemed to be and shall be referred to herein as "No Election Shares") by submission to the Exchange Agent of an effective, properly completed Election Form shall be deemed to be Cash Election Shares. "Election Deadline" means 5:00 p.m., local time, on the 20th day following the Mailing Date, or such other time and date as the Holding Company and First Federal shall mutually agree.

           (d) First Federal shall promptly make available one or more Election Forms as may be reasonably requested by all persons who become holders (or beneficial owners) of First Federal Common Stock between the Election Form Record Date and close of business on the business day prior to the Election Deadline, and First Federal shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein.

           (e) Any such election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form by the Election Deadline. An Election Form shall be deemed properly completed only if accompanied by one or more certificates (or customary affidavits and indemnification regarding the loss or destruction of such certificates or the guaranteed delivery of such certificates) representing all shares of First Federal Common Stock covered by such Election Form, together with duly executed transmittal materials included in the Election Form. Any Election Form may be revoked or changed by the person submitting such

                                      Election Form  at or prior
               to   the  Election  Deadline.    In  the event an
               Election Form is revoked prior to the Election Deadline, the shares of First Federal Common Stock represented by such Election Form shall become No Election Shares and First Federal shall cause the certificates representing First Federal Common Stock to be promptly returned without charge to the person submitting the Election Form upon written request to that effect from the person who submitted the Election Form. Subject to the terms of this Agreement and of the Election Form, the Exchange Agent shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. Neither the Holding Company nor the Exchange Agent shall be under any obligation to notify any person of any defect in an Election Form.

           (f) Allocation Procedures. Within ten business days after the Effective Date, or as soon thereafter as practicable, the Holding Company shall cause the Exchange Agent to effect the allocation among the holders of First Federal Common Stock of rights to receive Holding Company Common Stock or cash in the Merger as follows:

                  If shares of Holding Company Common Stock that would be issued in the Merger upon conversion of the Stock Election Shares represents less than 20% of the shares of First Federal Common Stock outstanding (the "Minimum Stock Value"), then the Holding Company will be permitted to allocate cash and stock pro rata to those shareholders electing the Cash Distribution (other than Dissenting Shares as defined in
                  Section 2.3) in such amount as would result in at least 20% of First Federal Common Stock to be exchanged for Holding Company Common Stock; provided, however, that the Holding Company may pay cash for First Federal Common Stock which, if exchanged for Holding Company Common Stock in the Merger would result in adverse accounting treatment, as determined by independent accountants for the Holding Company, and that any pro rata distribution of cash and stock pursuant to this Section shall be based on the amount Stock Election Shares excluding any Stock Election Shares exchangeable for cash due to such accounting considerations. For purposes of determining the Minimum Stock Value under this Section, all Dissenting Shares shall be deemed Cash Election Shares.

     2.3  Dissenting   Shares.    Any  record   holder  of  First Federal's
Common Stock may require First Federal to pay the fair or appraised  value of his or her First Federal Common Stock, determined as of the Effective Date of the Merger, by complying with Section 552.14 of the Office of
Thrift Supervision ("OTS") Rules and Regulations.   The  computation  of
fair or appraised value of such shares (the "Dissenting Shares") will exclude any element of value arising from the accomplishment or expectation
of the Merger.   Notwithstanding  any  other  provision  of  this Agreement, any Dissenting Shares shall not, after the Effective Date, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the OTS Regulations.

     2.4  Exchange Procedures.

           (a) In accordance with Section 2.2(a) herein, holders of record of certificates formerly representing shares of First Federal Common Stock (the "Certificates") shall be instructed to tender such Certificates to the Exchange Agent pursuant to a letter of transmittal that the

                                                        Exchange
               Agent shall deliver or cause to be delivered to such holders, which letter of transmittal shall be included with the Election Forms distributed pursuant to Section 2.2(a).

           (b) The Holding Company or, at the election of the Holding Company, the Exchange Agent, shall accept Certificates upon compliance with such reasonable terms and conditions as the Holding Company or the Exchange Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. All Certificates shall be appropriately endorsed or accompanied by such instruments of transfer as the Holding Company or the Exchange Agent may require.

           (c) Each outstanding Certificate shall until duly surrendered to the Holding Company or the Exchange Agent be deemed to evidence ownership of the Merger Consideration into which the First Federal Common Stock previously represented by such Certificate shall have been converted pursuant to this Agreement.

           (d) Subject to Section 2.3, after the Effective Date, holders of Certificates shall cease to have rights with respect to First Federal Common Stock previously represented by such Certificates, and their sole rights shall be to exchange such
               Certificates for the Merger Consideration provided for in this Agreement. After the Effective Date, there shall be no further transfer on the records of First Federal of Certificates, and if such Certificates are presented to First Federal for transfer, they shall be canceled against delivery of the Merger Consideration provided therefor in this Agreement. Neither the Exchange Agent nor the Holding Company shall be obligated to deliver the Merger Consideration to which any former holder of First Federal Common Stock is entitled as a result of the Merger until such holder surrenders the Certificates as provided herein. No dividends declared will be remitted to any person entitled to receive Holding Company Common Stock under this Agreement until such person surrenders the Certificates representing the right to receive such Holding Company Common Stock, at which time such dividends shall be remitted to such person, without interest and less any taxes that may have been imposed thereon. Neither the Exchange Agent nor any party to this Agreement nor any affiliate thereof shall be liable to any holder of stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. The Holding Company and the Exchange Agent shall be entitled to rely upon the stock transfer books of First Federal to establish the identity of those persons entitled to receive the Merger Consideration specified in this Agreement, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate, the Holding Company and the Exchange Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

     2.5  No Fractional  Shares.   Notwithstanding   any    other provision of
this  Agreement, neither  certificates nor scrip for fractional shares of
Holding Company Common Stock shall be issued in  the  Merger.    Each  holder
who otherwise would have been entitled to a fraction of a share of Holding Company Common Stock shall receive the number of shares rounded up to the next whole number of shares.

     2.6  First   Federal   Preferred   Shares.    First  Federal preferred
stock currently issued and outstanding will remain issued and outstanding First Federal Preferred Stock. The Merger will not change any of the terms or conditions of First Federal Preferred Stock, and holders of First Federal Preferred Stock will not have any election in the Merger.

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

     2.7  New  Bank  Stock.    The  outstanding share of New Bank Stock
issued to the Holding Company shall be canceled and converted into a share of First Federal Common Stock.


                           ARTICLE III

        REPRESENTATIONS AND WARRANTIES OF HOLDING COMPANY

     The  Holding  Company  hereby  represents  and  warrants  as follows:

     3.1  The  Holding  Company  is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.   At
the  Effective  Date, the Holding Company will have  corporate  power  to
carry  on  its business as then to be conducted   and  will  be  qualified
to do business in every jurisdiction in which the character and location of the assets to be owned by it or the nature of the business to be transacted by it require qualification.

     3.2 The Holding Company has no subsidiaries other than New Bank at the date of this Agreement. Between the date hereof and the Effective Date, the Holding Company will not create or acquire any subsidiaries, other than New Bank, without the consent of First Federal.

     3.3  The  authorized  capital  stock  of the Holding Company consists on the date hereof of three million shares of Holding Company Common Stock, par value $.01 per share, and one million shares of serial preferred stock. Except as set forth above or as contemplated by this Agreement or necessary for the effectuation of the Merger, as of the date hereof, the Holding Company has one share of its capital stock issued and outstanding and does not have any outstanding subscriptions, options or other agreements or commitments obligating it to issue shares of its capital stock.

     3.4 Compliance with the terms and provisions of this Agreement by the Holding Company will not conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, or of any agreement or instrument to which the Holding Company is a party, or constitute a default thereunder.

     3.5  The   execution,  delivery  and   performance  of  this Agreement
have been duly authorized by the Board of Directors of the Holding Company and have been approved by the Holding Company Common Stockholders.

     3.6 The Holding Company has complete and unrestricted power to enter into and to consummate the transactions contemplated by this Agreement, subject to approval of this Agreement and the Merger by the Holding Company Stockholder and the provisions of Section 7.3 hereof.

     3.7 On or prior to the Effective Date, the Holding Company will have available the funds necessary to convert and exchange the outstanding First Federal Common Stock to be converted and exchanged pursuant to the Merger as provided herein.

                            ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF FIRST FEDERAL

     First Federal hereby represents and warrants as follows:

     4.1 First Federal is a capital stock thrift institution duly organized, validly existing and in good standing under the laws of the United States of America, and is duly authorized to carry on its business as it is now being conducted.
     4.2 The authorized capital stock of First Federal consists on the date hereof of three million shares of First Federal Common Stock, par value $.01 per share, of which 239,612 shares are issued and outstanding, and one million shares of serial preferred stock, of which 87,263 shares are issued and outstanding.

     4.3 Compliance with the terms and provisions of this Agreement by First Federal will not conflict with, constitute a default under or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, or of any agreement or instrument to which First Federal is a party.

     4.4  The   execution,  delivery  and  performance   of  this Agreement
have been duly authorized by the Board of Directors of First Federal.

      4.5 First Federal has complete and unrestricted power to enter into and to consummate the transactions contemplated by this Agreement, subject to the provisions of Section 7.3 hereof.


                          ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF NEW BANK

     New Bank hereby represents and warrants as follows:

     5.1 New Bank, at the direction of the Holding Company, will apply to the Office of Thrift Supervision to be chartered as a capital stock thrift institution, and immediately before the Effective Date will be duly organized, validly existing and in good standing under the laws of the United States of America, and duly authorized to carry on the business of an interim federal thrift institution.

     5.2 The authorized capital stock of New Bank is proposed to consist of one million shares of New Bank Stock, par value $.01 per share. Except for the share of New Bank Stock issued to the Holding Company for the effectuation of the Merger, prior to the Merger, New Bank will not have any shares of its stock issued and outstanding. There are no outstanding subscriptions, options or other arrangements or commitments obligating New Bank to issue any shares of its capital stock.

     5.3 Compliance with the terms and provisions of this Agreement by New Bank will not conflict with, constitute a default under or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, or of any agreement or instrument to which New Bank is, or upon organization will be, a party.

     5.4 Prior to the Merger, the execution, delivery and performance of this Agreement will be duly authorized by the Board of Directors of New Bank and will be approved by the Holding Company as the sole stockholder of New Bank.

     5.5 New Bank has complete and unrestricted power to enter into and to consummate the transaction contemplated by this Agreement, subject to the approval of this Agreement and the Merger by the Holding Company as sole stockholder of New Bank and the provisions of Section 7.3 hereof.


                           ARTICLE VI

      OBLIGATIONS OF THE PARTIES PENDING THE EFFECTIVE DATE

     6.1 Prior to the Effective Date, (i) New Bank shall complete its organization and have directors who shall be duly elected and qualified,
(ii) the Holding Company shall complete its organization and have directors who shall be duly elected and qualified, and (iii) this Agreement shall be duly submitted to the stockholders of First Federal for the purpose of considering and acting upon this Agreement in the manner required by law. Each party shall use its best efforts to obtain the requisite approvals of this Agreement and the transactions contemplated herein and, after obtaining such approval, the parties through their respective officers and directors, shall execute and file with the appropriate regulatory authorities all documents and papers, and the parties shall take every reasonable action, necessary to comply with and to secure such approval of this Agreement and the transactions contemplated herein as may be required by all applicable statutes, rules and regulations.


                            ARTICLE VII

             CONDITIONS PRECEDENT TO THE CONSUMMATION OF
                   THE MERGER AND REORGANIZATION

     The obligations of the parties hereto to consummate the Merger and the reorganization contemplated hereby shall be subject to the conditions that on or before the Effective Date:

     7.1 Each of the parties hereto shall have performed and complied with all of its obligations hereunder which are to be complied with or performed on or before the Effective Date.

     7.2 This Agreement and related transactions contemplated hereby shall have been duly and validly authorized, approved and adopted at a meeting of stockholders duly and properly called for such purpose by First Federal by an affirmative vote of at least 50 percent of the outstanding voting stock of First Federal plus one affirmative vote, all in accordance with the applicable regulations of the Office of Thrift Supervision.

     7.3 Orders, consents and approvals, in form and substance reasonably satisfactory to all the parties hereto, shall have been entered by the Office of Thrift Supervision, (or there shall have been received satisfactory assurance that such orders, consents or approvals are not required), granting the authority necessary for consummation of the transactions contemplated by this Agreement pursuant to the provisions of the Rules and Regulations of the Office of Thrift Supervision, all other requirements prescribed by law and the rules and regulations of any other regulatory authority having jurisdiction over the transactions contemplated herein shall have been satisfied.

     7.4 There shall have been received from Crowe, Chizek & Company LLP, accountants to First Federal, an opinion to the effect that:

     1. No gain or loss will be recognized on the receipt of the Holding Company Common Stock by First Federal common shareholders who receive solely Holding Company Common Stock in exchange for First Federal Common Stock (IRC Section 351(a)). Gain, but not loss, will be recognized by First Federal common shareholders who receive both Holding Company Common Stock and cash in exchange for First Federal Common Stock, but in an amount not in excess of the cash received (IRC Section 351(b)).

     2.  No  gain  or  loss  will  be recognized  by the Holding
         Company on the receipt of cash and First Federal Common
         Stock solely in exchange for shares  of Holding Company
         Common Stock (IRC Section 1032).

     3. The basis of the Holding Company Common Stock received by a First Federal common shareholder will be the same as the adjusted basis of the First Federal Common Stock surrendered in exchange therefor, decreased by the amount of any cash received, and increased by any gain recognized in the exchange (IRC Section 358).

     4.  The  holding  period  of  the   Holding  Company  Stock
         received by a First Federal common shareholder in exchange for the transfer of First Federal Common Stock will include the period during which the First Federal Common Stock surrendered in exchange therefor was held, provided that the First Federal Common Stock was held as a capital asset on the date of the exchange (IRC
         Section 1223(1)).

     5. The basis of the First Federal Common Stock received by the Holding Company will be the same as the basis of the First Federal Common Stock in the hands of the First Federal common shareholders immediately prior to the exchange, increased by any gain recognized by the First Federal common shareholders in the exchange
        (IRC Section 362(a)).

     6. The holding period of the First Federal Common Stock received by Holding Company will include the period during which the First Federal Common Stock was held by the First Federal common shareholders (IRC Section 1223(2)).

     7.  Gain  or loss,  if  any, will  be recognized by a First
         Federal common shareholder who receives solely cash in exchange for the transfer of First Federal Common
         Stock.

     7.6 Holders of no more than 80% of First Federal Common Stock shall elect to receive cash as Merger Consideration (approximately $4.6 million of cash elections).

     7.7 The Holding Company will have successfully completed a public offering for at least 150,000 shares of Holding Company Common Stock, and
at  least   $3,400,000  of  Units, each Unit consisting of debentures and warrants to purchase Holding Company Common Stock.

     7.8 No good faith action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the Merger and reorganization contemplated herein, or which might restrict the operation of the business of the Surviving Institution or the ownership of the capital stock of the Surviving Institution or the exercise of any rights with respect thereto by the Holding Company, or subject any of the parties hereto or any of their directors or officers to any liability, fine, forfeiture, or penalty on the grounds that the transactions
contemplated hereby, the parties hereto or their directors   or  officers,
have  breached  or   will  breach  any applicable law or regulation, or have
otherwise acted improperly in connection with the transactions contemplated hereby, and with respect to which the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.


                          ARTICLE VIII

                 ADDITIONAL CONDITIONS PRECEDENT

     8.1 Each obligation of the Holding Company and New Bank to be performed on or prior to the Effective Date shall be subject to the satisfaction, on or before the Effective Date, of the following additional conditions:

          (a) The representations and warranties made by First Federal in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date; and

          (b)  This  Agreement and the transactions contemplated
               hereby   shall   have  been   duly  and   validly
               authorized,   approved   and   adopted  by  First
               Federal.

     8.2 Each obligation of First Federal to be performed on or prior to the Effective Date shall be subject to the satisfaction, on or before the Effective Date, of the following additional conditions:

          (a) The representations and warranties made by the Holding Company and by New Bank contained in this Agreement shall be true as though such representations and warranties had been made or given at and as of the Effective Date;

          (b)  This  Agreement and the transactions contemplated
               hereby   shall   have   been   duly   and validly
               authorized, approved  and  adopted by the Holding
               Company and by New Bank.

                          ARTICLE IX

                          AMENDMENTS

     First Federal, the Holding Company and New Bank, by mutual consent of their respective Boards of Directors or incorporators, as the case may be, to
the   extent  permitted by law, may amend, modify, supplement and interpret this Agreement in such manner as may be mutually agreed upon by them in writing at any time before or after the approval and adoption thereof by the
stockholders of First  Federal,  provided,   however,  that  no  such
amendment, modification,   supplement   or   interpretation   shall  have  a
materially adverse impact on First Federal or its stockholders except with the approval of the stockholders of First Federal.


                           ARTICLE X

                   TERMINATION AND ABANDONMENT

     10.1 Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger and reorganization abandoned at any time (whether before or after the approval and adoption thereof by the stockholders of First Federal) prior to the Effective Date:

          (a)  By mutual consent of the parties hereto;

          (b) By the Holding Company or New Bank, if any condition set forth in Sections 7.1 through 7.8 of Article VII or Section 8.1 of Article VIII has been met or has not been validly waived or if; or

          (c) By First Federal, if any condition set forth in Sections 7.1 through 7.8 of Article VII or
               Section 8.2 of Article VIII has not been met or has not been validly waived or if the holders of more than 10 percent of the outstanding voting stock of First Federal deliver properly to First Federal a demand for appraisal and payment for shares pursuant to 12 C.F.R. &sect. 552.14.

     10.2 An election by a party hereto to terminate this Agreement and abandon the Merger as provided in Section 10.1 shall be exercised on behalf of such thrift institution or corporation by its Board of Directors or incorporators, as may be the case.

     10.3 In the event of the termination of this Agreement pursuant to the provisions of Section 10.1 hereof, this Agreement shall become void and have no effect and create no liability on the part of any of the parties hereto or their respective incorporators, directors, officers or stockholders in respect to this Agreement.

     10.4  Any  of  the  terms  or  conditions  of this Agreement (other
than   the   necessary  approvals  of  stockholders  and government
authorities) may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors; provided, however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to be afforded to the stockholders of First Federal.


                           ARTICLE XI

                         EFFECTIVE DATE

     The effective date of the Merger ("Effective Date") shall be the last day of the calendar month during which the last to occur of the following events
takes place:  (i) the Merger is approved by  the   Office  of  Thrift
Supervision and the Articles of Combination are executed by the Office of Thrift Supervision, (ii) all other required regulatory approvals have been obtained, and (iii) all other conditions to the Merger herein set forth have been met. The Boards of Directors of First Federal, New Bank and the Holding Company each specifically and expressly delegate to their
respective  chief   executive  officers  the authority  to  change,  by
mutual consent of such officers, the Effective Date of the Merger if necessary to properly and efficiently accomplish the Merger. However, in no event shall the Merger become effective unless and until approved by the Office of Thrift Supervision.


                          ARTICLE XII

               TERMINATION OF REPRESENTATIONS AND
                WARRANTIES AND CERTAIN AGREEMENTS

     The respective representations, warranties, covenants and agreements of the parties hereto in Articles III, IV and V hereof shall expire with, and be terminated and extinguished by, the Merger and reorganization pursuant to this Agreement at the time of the consummation thereof on the
Effective  Date.   None of the parties  shall  be under any liability
whatsoever with respect to any such representation, warranty, covenant or agreement which does not survive the Merger and reorganization, it being intended that the sole remedy of the parties for a breach of any such representation, warranty, covenant or agreement shall be to elect not to proceed with the Merger and reorganization if such breach has resulted in
the failure to satisfy a condition precedent to such   party's   obligation
to   consummate  the   transactions contemplated hereby.


                          ARTICLE XIII

                          MISCELLANEOUS

     13.1  This Agreement embodies the entire agreement among the parties
and   there   have   been   and   are   no  agreements, representations or
warranties among the parties other than those set forth or provided for herein.

     13.2  Any  number of counterparts hereof may be executed and each   such
counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     13.3 Any notice or waiver to be given to any party shall be in writing and shall be deemed to have been duly given if delivered, mailed, or sent by prepaid telegram, addressed to such party at 2900 Texas Avenue, Bryan, Texas 77802.

     13.4 The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any paragraph hereof.

     13.5 First  Federal  will pay all fees and expenses incurred in
connection  with  the   transactions  contemplated   by  this Agreement.

     IN WITNESS WHEREOF, First Federal, New Bank and the Holding Company each under the authority of its Board of Directors, have caused this Agreement to be executed with the intent to be legally bound hereby.

                                  FIRST FEDERAL SAVINGS BANK
ATTEST:


By: /s/ Charles Neelley           By: /s/ J. Stanley Stephen
    Charles Neelley, Secretary        J. Stanley Stephen,
                                      President and Chief
                                      Executive Officer


Date: November 14, 1997           Date: November 14, 1997

                                  NEW FIRST FEDERAL SAVINGS
ATTEST:                             BANK


By: /s/ Charles Neelley           By: /s/J. Stanley Stephen
    Charles Neelley, Secretary        J. Stanley Stephen
                                      President and Chief
                                      Executive Officer


Date: November 14, 1997          Date: November 14, 1997


ATTEST:                           THE BRYAN-COLLEGE STATION
                                    FINANCIAL HOLDING COMPANY

By: /s/ Charles Neelley           By: /s/ J. Stanley Stephen
    Charles Neelley, Secretary        J. Stanley Stephen
                                      President and Chief
                                      Executive Officer


Date: November 14, 1997           Date: November 14, 1997


Witness:

    /s/ Charles Neelley              /s/ J. Stanley Stephen
    Charles Neelley                    J. Stanley Stephen


Date: November 14, 1997            Date: November 14, 1997

                          SCHEDULE A

                 Offices of Surviving Institution


Main Office

2900 Texas Avenue
Bryan, Texas 77802

Branch Office

2200 Longmire
College Station, Texas

Loan Production Offices

510 N. Valley Mills Drive
Waco, Texas 76710

701 Normal Park, Suite 208E
Huntsville, Texas 77340

                            SCHEDULE B

                Directors of Surviving Institution



                                                       Term
     Name                  Address                    Expires

J. Stanley Stephen         2900 Texas Avenue          1997
                           Bryan, Texas  77802

Ken Hayes                  2900 Texas Avenue          1997
                           Bryan, Texas  77802

Charles Neelley            2900 Texas Avenue          1997
                           Bryan, Texas  77802

George Koenig              2900 Texas Avenue          1997
                           Bryan, Texas  77802

Ernest A. Wentrcek         2900 Texas Avenue          1998
                           Bryan, Texas  77802

Robert H. Conaway          2900 Texas Avenue          1998
                           Bryan, Texas  77802

Richard L. Peacock         2900 Texas Avenue          1999
                           Bryan, Texas  77802

Jack W. Lester, Jr.        2900 Texas Avenue          1999
                           Bryan, Texas  77802

Phil Hobson                2900 Texas Avenue          1999
                           Bryan, Texas  77802

J. Roland Ruffino          2900 Texas Avenue          1999
                           Bryan, Texas  77802

     Successor or substitute directors may be named, subject to compliance with the requirements of applicable law and the Charter and Bylaws of the Surviving Institution.